Exhibit 99.2
AMERICAN BITCOIN LAUNCH PRESENTATION APRIL 2025 The New Standard in Bitcoin Mining

Cautionary Note Regarding Forward–Looking Information This presentation includes “forward-looking information” and “forward-looking statements” within the meaning of Canadian securities laws and United States securities laws, respectively (collectively, “forward looking information”). All information, other than statements of historical facts, included in this presentation that address activities, events or developments of Hut 8 Corp. and its subsidiaries (“Hut 8” or the “Company”) expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Hut 8’s businesses, operations, plans and other such matters is forward-looking information. Forward looking information is often identified by the words “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “allow”, “believe”, “estimate”, “expect”, “predict”, “can”, “might”, “potential”, “predict”, “is designed to”, “likely” or similar expressions. In addition, any statements in this presentation that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information. Specifically, such forward-looking information included in this presentation include, among others, statements with respect to the planned evolution of American Bitcoin Corp. (“American Bitcoin”), including its goal to become a publicly listed company; the expected strategic rationale and impact of the launch of American Bitcoin; American Bitcoin’s goal of becoming the world’s largest, most efficient pure-play miner; American Bitcoin’s ability to build a strategic Bitcoin reserve; American Bitcoin’s path to increased hashrate and improved fleet efficiency; and the expected relationship between Hut 8 and American Bitcoin. Statements containing forward-looking information are not historical facts, but instead represent management’s expectations, estimates, and projections regarding future events based on certain material factors and assumptions at the time the statement was made. While considered reasonable by Hut 8 as of the date of this presentation, such statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking information, including, but not limited to, failure of critical systems; geopolitical, social, economic, and other events and circumstances; competition from current and future competitors; risks related to power requirements; cybersecurity threats and breaches; hazards and operational risks; changes in leasing arrangements; Internet-related disruptions; dependence on key personnel; having a limited operating history; attracting and retaining customers; entering into new offerings or lines of business; price fluctuations and rapidly changing technologies; construction of new data centers, data center expansions, or data center redevelopment; predicting facility requirements; strategic alliances or joint ventures; operating and expanding internationally; failing to grow hashrate; purchasing miners; relying on third-party mining pool service providers; uncertainty in the development and acceptance of the Bitcoin network; Bitcoin halving events; competition from other methods of investing in Bitcoin; concentration of Bitcoin holdings; hedging transactions; potential liquidity constraints; legal, regulatory, governmental, and technological uncertainties; physical risks related to climate change; involvement in legal proceedings; trading volatility; and other risks described from time to time in Company’s filings with the U.S. Securities and Exchange Commission. In particular, see the Company’s recent and upcoming annual and quarterly reports and other continuous disclosure documents, which are available under the Company’s EDGAR profile at www.sec.gov and SEDAR+ profile at www.sedarplus.ca. These factors are not intended to represent a complete list of the factors that could affect Hut 8; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described in this presentation as intended, planned, anticipated, believed, sought, proposed, estimated, forecasted, expected, projected or targeted and such forward-looking statements included in this presentation should not be unduly relied upon. The impact of any one assumption, risk, uncertainty, or other factor on a particular forward-looking statement cannot be determined with certainty because they are interdependent and Hut 8’s future decisions and actions will depend on management’s assessment of all information at the relevant time. The forward-looking statements contained in this presentation are made as of the date of this presentation, and Hut 8 expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law. Except where otherwise indicated herein, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date of preparation. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”) or in a transaction exempt from the registration requirements of the Securities Act. Notice Regarding Logos and Trademarks All logos, trademarks, and brand names used throughout this presentation belong to their respective owners.

HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 3 Agenda 1 OVERVIEW 2 VISION, STRATEGY, AND TEAM 3 TRANSACTION AND COMMERCIAL STRUCTURE

Note: HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 4 OVERVIEW American Bitcoin: Bitcoin mining subsidiary COMPUTE BITCOIN MINING All mining operations previously reported under our Compute segment as Bitcoin Mining will remain under our Compute segment but operate through the American Bitcoin brand Planned evolution of American Bitcoin Launch as majority-owned subsidiary American Bitcoin launched as a majority-owned subsidiary of Hut 8 with financials initially consolidated within our existing reporting structure Exclusive commercial partnership American Bitcoin miners are co-located at Hut 8 sites, with Hut 8 serving as its exclusive infrastructure and operations partner under long-term agreements Go-public transaction Our goal is for American Bitcoin to become a publicly listed company to expand capital access, enhance liquidity and flexibility, and drive long-term shareholder value ✓ POWER DIGITAL INFRASTRUCTURE OTHER POWER GENERATION MANAGED SERVICES CPU COLOCATION EQUIPMENT SALES AND REPAIRS DATA CENTER CLOUD GPU-AS-A-SERVICE ASIC COLOCATION ✓

HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 5 LOW-VOLATILITY INFRASTRUCTURE PLATFORM HIGH-LEVERAGE BTC MINING PURE-PLAY Supports evolution of broader platform toward more predictable and financeable, lower-cost-of-capital segments Frees capital to pursue aggressive exahash growth and Bitcoin production by reducing SG&A burn and retaining economics of vertical integration OVERVIEW Strategic rationale and impact ✓ Carveout of mining business into subsidiary entity accelerates evolution of parent company into low-volatility energy and digital infrastructure company ✓ American Bitcoin will co-locate miners at Hut 8 sites, with Hut 8 serving as its exclusive infrastructure and operating partner under long-term agreements ✓ Focus on lower-volatility business lines supports reduction of cost of capital and high-return footprint expansion ✓ ASIC-driven strategy enables every dollar deployed to support exahash growth and Bitcoin production

HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 6 Agenda 2 VISION, STRATEGY, AND TEAM

HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 7 American Bitcoin aims to become the world’s largest, most efficient pure-play Bitcoin miner while building a robust strategic Bitcoin reserve

8 ERIC TRUMP CO-FOUNDER, AMERICAN BITCOIN ASHER GENOOT CHIEF EXECUTIVE OFFICER, HUT 8 “It is a great honor to partner with Hut 8, a recognized leader in the Bitcoin space, as we launch American Bitcoin. By combining Hut 8’s proven operational excellence in data centers with our shared passion for Bitcoin and decentralized finance, we are poised to strengthen our foundation and drive significant future growth. ” “The transaction creates two focused yet complementary businesses, each purpose-built for its respective mandate. It evolves Hut 8 toward more predictable, financeable, lower-cost-of-capital segments and establishes American Bitcoin as a pure-play mining platform built for exahash growth, Bitcoin production, and operating leverage.”

VISION, STRATEGY, AND TEAM

Illustrative growth roadmap

Targeting 50+ EH/s of self-mining capacity at an average fleet efficiency of <15 J/TH


PRO FORMA SELF-MINING CAPACITY
PRO FORMA AVERAGE FLEET EFFICIENCY
21.2 J/TH
16.3 J/TH
<16 J/TH
<15 J/TH
~10 EH/s
~25 EH/s
35+ EH/s
50+ EH/s
PHASE 1
PHASE 2
ILLUSTRATIVE
PHASE 3
ILLUSTRATIVE
PHASE 4
ILLUSTRATIVE

Phase 1: Contribution of substantially all of Hut 8's ASIC miners and the launch American Bitcoin

Phase 2: Assumes execution of Hut 8's purchase option with BITMAIN at Vega and subsequent sale to American Bitcoin of ~15 EH/s of BITMAIN U3S21EXPH miners (13 J/TH)

Phase 3: Assumes acquisition and energization of a new site currently under exclusivity within Hut 8's development pipeline and purchase and deployment of 10+ EH/s of new miners (assuming efficiency of 13 J/TH)

Phase 4: Assumes acquisition and energization of a second new site currently under exclusivity within Hut 8's development pipeline and purchase and deployment of 15+ EH/s of new miners (assuming efficiency 13 J/TH)

HUT 8 | AMERICAN BITCOIN LAUNCH PRESENTATION 9

VISION, STRATEGY, AND TEAM

Leadership team and board of directors



ERIC TRUMP
CO-FOUNDER & CHIEF STRATEGY OFFICER

- Executive Vice President of the Trump Organization, leading global management and operations including new project acquisition, development, and construction
- Co-founder of World Liberty Financial and longtime crypto advocate
- President of Trump Winery
- Founder of Curetivity (formerly the Eric Trump Foundation); raised more than $50 million for St. Jude Children's Research Hospital and other causes



MIKE HO
EXECUTIVE CHAIRMAN & BOARD MEMBER

- Chief Strategy Officer of Hut 8
- Co-founder of US Bitcoin Corp and pioneer of institutional Bitcoin mining
- Member of Young Presidents Organization



ASHER GENOOT
BOARD MEMBER

- Chief Executive Officer of Hut 8
- Co-founder of US Bitcoin Corp
- Advisory Council Member, USC Business of Energy Transition Initiative
- Member of 2024 North America Forbes 30 Under 30 (Energy) and Young Presidents Organization



MATT PRUSAK
CHIEF EXECUTIVE OFFICER

- Former Chief Executive Officer of Ionic Digital
- Former Chief Commercial Officer of Hut 8
- Former Chief Commercial Officer of US Bitcoin Corp
- Former Consultant at Bain & Company
- Alumnus of the Stanford Graduate School of Business and Tsinghua University Schwarzman Scholars



JUSTIN MATEEN
BOARD MEMBER

- Co-founder of Tinder
- Founder of VC firm JAM Fund
- Prolific early-stage investor in high-growth startups such as Brex, Curative, Deel, Kalshi, Speak, US Bitcoin Corp, and Whop
- Listed by Forbes in 2020 as one of the top 10 tech founders of the decade; ranked #1 on Business Insider's list of top 100 US seed investors in 2021 and 2022



MICHAEL BROUKHIM
BOARD MEMBER

- Co-founder and Co-Chief Executive Officer of FabFitFun
- Partner at Green Meadow Ventures
- Adjunct Professor at University of Southern California

HUT 8 | AMERICAN BITCOIN LAUNCH PRESENTATION

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HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 11 Agenda 3 TRANSACTION AND COMMERCIAL STRUCTURE

HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 12 Simplified transaction and commercial structure Establishing American Bitcoin as a majority-owned subsidiary of Hut 8 EXISTING SHAREHOLDERS OF AMERICAN DATA CENTERS TRANSACTION PERIMETER 20% 80% CONTRIBUTED ASICS COMMERCIAL AGREEMENTS1 SEE PAGE 13 FOR DETAILS 1 3 4 SHARED SERVICES EXCLUSIVITY COLOCATION 5 6 ASIC PUT OPTION STOCKHOLDERS’ TRANSACTION AND COMMERCIAL STRUCTURE 2 MANAGEMENT SERVICES

HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 13 Note: Additional information is available in the Form 8-K that the Company filed with the Securities and Exchange Commission TRANSACTION AND COMMERCIAL STRUCTURE Select commercial agreements AGREEMENT DESCRIPTION 1 COLOCATION AGREEMENT Hut 8, or an affiliate of Hut 8, will exclusively host American Bitcoin's ASICs, pursuant to a Colocation Agreement • The initial colocation sites will be Hut 8's Alpha, Medicine Hat and Salt Creek facilities • The Vega facility is expected to be a colocation site if Hut 8 executes its purchase option with BITMAIN for ~15 EH/s of miners expected to be co-located at the site 2 MANAGEMENT SERVICES AGREEMENT • Hut 8, or an affiliate of Hut 8, will exclusively manage each of American Bitcoin’s mining operations at the colocation sites • The Management Services Agreement for each site will be coterminous with the Colocation Agreement for the given site 3 SHARED SERVICES AGREEMENT • Hut 8, or the affiliate of Hut 8, will manage all of American Bitcoin’s core business functions, including finance, HR, and compliance • The Shared Services Agreement will have an initial term of up to five years

HUT 8 AMERICAN BITCOIN LAUNCH PRESENTATION 14 Q&A